COLUMBIA DAILY INCOME COMPANY
                                  (THE "FUND")



   Supplement to the Statement of Additional Information Dated January 1, 2004
                (Replacing the Supplement Dated October 26, 2004)

     1. The paragraphs following the caption "Investment Restrictions Under Rule 2a-7" are deleted in their entirety and replaced with the following:

         Rule 2a-7 under the 1940 Act requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

         The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

     2. The chart on page 16 has been revised to show that the Fund can invest in U.S. Government Securities, Asset-Backed Securities and Variable Rate Demand Notes.





                                                             November 10, 2004